UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 6, 2018
Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 6, 2018, Lumentum Holdings Inc. (“Lumentum”) announced that it has obtained antitrust clearance from the People’s Republic of China’s State Administration for Market Regulation (“SAMR”) in connection with Lumentum’s previously announced acquisition of Oclaro, Inc. (“Oclaro”). The acquisition remains subject to customary closing conditions and Lumentum currently expects the acquisition to close on or about December 10, 2018.

On December 6, 2018, Lumentum issued a press release announcing the receipt of antitrust clearance from the People’s Republic of China’s SAMR, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

The statement in this Current Report on Form 8-K regarding the expected closing date of the Oclaro acquisition is a forward-looking statement within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This forward-looking statement involves risks and uncertainties that could cause actual results to differ materially from that projected. For more information on this and other risks, please refer to the “Risk Factors” section included in Lumentum’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 29, 2018 filed with the Securities and Exchange Commission (“SEC”) on November 1, 2018, Lumentum’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the SEC on August 28, 2018, and in the Form S-4 filed by Lumentum with the SEC on May 17, 2018, as amended on May 31, 2018, in connection with the Oclaro transaction and in the documents which are incorporated by reference therein. The forward-looking statement contained in this Current Report on Form 8-K is made as of the date hereof and Lumentum assumes no obligation to update such statement, except as required by applicable law.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between Lumentum and Oclaro, Lumentum filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of Oclaro that also constitutes a prospectus of Lumentum. The registration statement was declared effective by the SEC on May 31, 2018, and Oclaro commenced mailing the definitive joint proxy statement/prospectus to stockholders of Oclaro on or about June 4, 2018, and the special meeting of the stockholders of Oclaro was held on July 10, 2018, at which the stockholders of Oclaro approved the acquisition of Oclaro by Lumentum.

LUMENTUM AND OCLARO URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by directing a written request to Lumentum Holdings Inc., Investor Relations, 400 North McCarthy Boulevard, Milpitas, CA 95035. Copies of documents filed with the SEC by Oclaro (when they become available) may be obtained free of charge on Oclaro’s website at www.oclaro.com or by directing a written request to Oclaro, Inc. Investor Relations, 225 Charcot Avenue, San Jose, CA 95131.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Lumentum Holdings Inc., dated December 6, 2018.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Judy Hamel
	Name:	Judy Hamel
	Title:	Senior Vice President, General Counsel and Secretary

December 6, 2018